SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003


                                IESI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                      333-98657               75-2712191
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

                              6125 Airport Freeway
                                    Suite 202
                            Haltom City, Texas 76117
          (Address of principal executive offices, including zip code)



                                 (817) 314-5800
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 8, 2003, the Registrant issued a press release announcing its results of operations for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished (but not filed) herewith under both Item 9 and Item 12 of Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             IESI CORPORATION
                             (Registrant)

                             By: /s/ Thomas J. Cowee
                                 -------------------
                                 Name:  Thomas J. Cowee
                                 Title: Vice President, Chief Financial Officer,
                                        Treasurer and Assistant Secretary
Date:  May 8, 2003

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                                 Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1                       Press Release dated May 8, 2003.